SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           25-Sep-00

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 2000-1
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware             333-75921              13-3460894
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         277 Park Avenue
         New York, New York                    10172
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 892-3000


Item 5.  Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated August 1, 2000 by Bank One, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           25-Sep-00
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due August 1, 2030.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 2000-1
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

First Nationwide Trust Series 2000-1
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1      178262344       2244936   926964           0   176017408  27-Sep-00
I-A-2       20549793             0   106859           0    20549793  27-Sep-00
II-X-1       7090141             0    47268           0     7023835  25-Sep-00
II-X-2        804694       0           5365           0      803008  25-Sep-00
II-P         1162881         15750        0           0     1147131  25-Sep-00
II-B-1       4551100          2639    30341           0     4548461  25-Sep-00
II-B-2       2022700          1173    13485           0     2021527  25-Sep-00
II-B-3       1601400           929    10676           0     1600471  25-Sep-00
II-B-4        927100           538     6181           0      926562  25-Sep-00
II-B-5        674200           391     4495           0      673809  25-Sep-00
II-A-1      37493801       1140858   249959           0    36352943  25-Sep-00
II-A-2       2245000             0        0           0     2259967  25-Sep-00
II-A-3      15940000             0   106267           0    15940000  25-Sep-00
II-A-4     101184614        226356   653484           0   100958258  25-Sep-00
II-A-5       3162019             0    21080           0     3154946  25-Sep-00
II-B-6        758593           440     5057           0      758153  25-Sep-00
A-R              100           100        1           0           0  25-Sep-00

          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1      1000.00000      12.59344  5.20000   987.40656 27-Sep-00
I-A-2      1000.00000       0.00000  5.20000  1000.00000 27-Sep-00
II-X-1     1000.00000       0.00000  6.66667   990.64816 25-Sep-00
II-X-2     1000.00000       0.00000  6.66667   997.90491 25-Sep-00
II-P       1000.00000      13.54379  0.00000   986.45621 25-Sep-00
II-B-1     1000.00000       0.57996  6.66667   999.42004 25-Sep-00
II-B-2     1000.00000       0.57996  6.66667   999.42004 25-Sep-00
II-B-3     1000.00000       0.57996  6.66667   999.42004 25-Sep-00
II-B-4     1000.00000       0.57996  6.66667   999.42004 25-Sep-00
II-B-5     1000.00000       0.57996  6.66667   999.42004 25-Sep-00
II-A-1     1000.00000      30.42790  6.66667   969.57210 25-Sep-00
II-A-2     1000.00000       0.00000  0.00000  1006.66667 25-Sep-00
II-A-3     1000.00000       0.00000  6.66667  1000.00000 25-Sep-00
II-A-4     1000.00000       2.23706  6.45833   997.76294 25-Sep-00
II-A-5     1000.00000       0.00000  6.66667   997.76300 25-Sep-00
II-B-6     1000.00000       0.57992  6.66667   999.42008 25-Sep-00
A-R        1000.00000    1000.00000  6.70000     0.00000 25-Sep-00

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                   DLJ MORTGAGE ACCEPTANCE CORP.

                     By: /s/ Mary Fonti
                     Name:         Mary Fonti
                     Title:        Trust Officer
                                   Bank One

         Dated:           30-Sep-00